Exhibit (10)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Complete and Partial Portfolio Holdings - Arrangements to Disclose to Service Providers and Fiduciaries", "Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report dated February 10, 2006 in the Registration Statement of UBS Series Trust - U.S. Allocation Portfolio (Form N-l A No. 033-10438).

                                                          /s/ Ernst & Young LLP
                                                          ERNST & YOUNG LLP

New York, New York
April 4, 2006